SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                     [X]

                 Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement



[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]   Definitive Proxy Statement



[  ]  Definitive Additional Materials



[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


     FIDELITY ADVISOR KOREA FUND, INC.

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.



[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which

               transaction applies:



          (2)  Aggregate number of securities to which

               transaction applies:



          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



          (4)  Proposed maximum aggregate value of transaction:



          (5)  Total Fee Paid:


[  ]  Fee paid previously with preliminary materials.



[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)  Amount Previously Paid:



     (2)  Form, Schedule or Registration Statement No.:



     (3)  Filing Party:



     (4)  Date Filed:

Dear Stockholder:
I am writing to ask you for your vote on the election of Directors and to ratify the selection of independent accountants for the Fidelity Advisor Korea Fund. A stockholder meeting is scheduled for November 18, 1998. This package contains information about the proposals and includes all the materials you will need to vote by mail.
The matters to be discussed at the meeting are important and directly affect your investment. As a stockholder, you are entitled to cast one vote for each full share, and a proportionate fractional vote for any fraction of a full share, that you own in the fund as of the record date. Every vote is extremely important. We must continue sending requests to vote until the votes of a majority of the shares are received prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the fund.
The enclosed Proxy Statement details the proposals under consideration. A list of the proposals can be found in the Notice on the first page of the Proxy Statement. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card. It is important that you sign your proxy card exactly as your name(s) appears in the registration shown on the proxy card. A postage-paid envelope has been provided.
These proposals have been carefully considered by the fund's Board of Directors, which is responsible for protecting your interests as a stockholder. The Board of Directors believes these proposals are fair and reasonable, and recommends that you approve them. If you have any questions about either of the proposals, please contact your investment professional or call us at 1-800-526-0084. We will be glad to help you to understand the proposals and to get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
/s/ Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer
FIDELITY ADVISOR KOREA FUND, INC.
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-426-5523
NOTICE OF ANNUAL MEETING OF S   TOCK    HOLDERS
To the S   tock    holders of FIDELITY ADVISOR KOREA FUND, INC.:
 NOTICE IS HEREBY GIVEN that an Annual Meeting of    Stockholder    s
(Meeting) of Fidelity Advisor Korea Fund, Inc. (Fund) will be held at the office of the Fund, 82 Devonshire Street, Boston, Massachusetts
02109 on    November     1   8    , 1998, at 1:00    p    .m. The
purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect two Class I Directors to serve for a term expiring on the
date on which the annual meeting of    stockholder    s is held in
2000, or until their successors are duly elected and qualified.
 2. To ratify the selection of Price   w    aterhouse   Coopers
LLP as independent accountants of the Fund.
 The Board of Directors has fixed the close of business on
   September     3   0    , 1998, as the record date for the
determination of the    stockholder    s of the Fund entitled to
notice of, and to vote at, such Meeting and any adjournments thereof. By order of the Board of Directors
ERIC D. ROITER, Secretary
   September     3   0    , 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

   STOCKHOLDER    S ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
   STOCKHOLDER     WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED
TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the Fund involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION  VALID SIGNATURE

A. 1)  ABC Corp.                         John Smith, Treasurer

   2)  ABC Corp.                         John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan     Ann B. Collins, Trustee

   2)  ABC Trust                         Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee           Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.           Anthony B. Craft

       f/b/o Anthony B. Craft, Jr. UGMA


PROXY STATEMENT
ANNUAL MEETING OF    STOCKHOLDER    S OF
FIDELITY ADVISOR KOREA FUND, INC.
TO BE HELD    NOVEMBER 18    , 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Fidelity Advisor Korea Fund, Inc. (Fund) to be used at the Annual
Meeting of    Stockholder    s of the Fund and at any adjournments
thereof (Meeting), to be held on    November 18    , 1998, at 1:00
   p    .m., at 82 Devonshire Street, Boston, Massachusetts 02109, the
principal executive office of the Fund and Fidelity Management & Research Company (FMR), the Fund's Investment Manager. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the
accompanying proxy card on or about    September 30    , 1998.
Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the Fund. In addition,
D. F. King & Co., Inc. or any agent appointed by Boston EquiServe L.
P. will assist the Fund in soliciting proxies for the Meeting and will be paid a fee of approximately $1,500 (or such other fee as determined necessary and appropriate by the Fund) plus out-of-pocket expenses. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a
quorum.    Stockholder    s should note that while votes to ABSTAIN
will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring
   stockholder     attention, the persons named as proxies may propose
one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A
   stockholder     vote may be taken on one or more of the items in
this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997   , OR THE FUND'S
SEMIANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 1998    , TO ANY
   STOCKHOLDER     REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL
REPORT AND THE SEMIANNUAL REPORT SHOULD BE MADE BY WRITING TO FIDELITY ADVISOR KOREA FUND, INC., 82 DEVONSHIRE STREET, BOSTON, MA 02109, OR BY CALLING 1-800-522-7297.
    Fidelity Management & Research Company (FMR), with main offices
at 82 Devonshire Street, Boston, Ma    ssachusetts 02109, is the
Fund's Investment Manager. Fidelity International Investments Advisors
(FIIA), with main offices located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda, and an office located at Citibank Tower, 16th Floor, Three Garden Road, Central, Hong Kong, is the Fund's Investment Adviser. The Sub-Investment Adviser to the Fund is Fidelity Investments Japan Limited (FIJ), with main offices located at Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan.
 There were 6,243,381 shares of the Fund's common stock issued and
outstanding as of August 31, 1998.    Stockholder    s of record at
the close of business on    September 30    , 1998, will be entitled
to vote at the Meeting and will be entitled to one vote for each share
   (and a proportionate fractional vote for each fraction of a share)
    held at the close of business on that date, with no shares having cumulative voting rights.
    To the  knowledge of the Fund, no stockholder beneficially owned
5% or more of the outstanding shares o    f the Fund as of July 31,
1998.
VOTE REQUIRED: A MAJORITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND TO APPROVE PROPOSAL 2.

PROPOSAL #  PROPOSAL DESCRIPTION

1.          To elect two Class I Directors to serve for a term expiring on
            the date on which the annual meeting of    stockholder    s is held
            in 2000, or until their successors are duly elected and
            qualified.

2.          To ratify the selection of Price   w    aterhouse   Coopers     LLP as
            independent accountants of the Fund.


1. TO ELECT DIRECTORS.
 Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Class I Directors of the Fund:
   Edward C. Johnson 3d
   Bertram H. Witham, Jr.
to serve for terms expiring on the date of the annual meeting of
s   tock    holders in 2000, or until their successors are duly
elected and qualified. If either such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee.
 The nominees named below are currently Directors of the Fund, and have served in that capacity continuously since originally elected.
 In the election of Directors, if the two nominees receive a majority of the votes cast at the Meeting, and providing a quorum is present, they will be elected.
Nominees (Age)+  Principal Occupation**  Director
                                         Since

Class I

*Edward C.   Chairman, Chief Executive Officer and a             1994
Johnson 3d   Director of FMR Corp.; Director and
(68)         Chairman of the Board and of the Executive
             Committee of FMR; Chairman and a Director
             of Fidelity Investments Money Management,
             Inc. (1998   -present)    , Fidelity Management &
             Research (U.K.) Inc., and Fidelity
             Management & Research (Far East) Inc.;
             Director or Trustee and President of all other
             Fidelity registered management investment companies advised by FMR; Chairman of Fidelity International Limited; Chairman of all funds in the Fidelity Group of International
             Funds and of Fidelity Advisor World Funds
             (1995-present).

Bertram H.   Former Trustee, Fidelity U.S.-registered            1994
Witham, Jr.  open-end investment companies (1979-1993);
(79)         Chairman and Director, Preferred Lodging
             System; Director, Bill Glass Ministries; Trustee,
             Fidelity North Carolina Capital Management
             Fund; former Treasurer, IBM Co. (1973-1978);
             Director of Fidelity Advisor Emerging Asia
             Fund, Inc. (1994-present) and of Fidelity
             Advisor World Funds (1995-present).

   * An "interested person" of the Fund, as defined by the Investment Company Act of 1940.
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
+ Based on statements furnished to the Fund by the nominees, none of the nominees beneficially owns any shares of the Fund.
 If elected, each nominee will hold office in accordance with the Fund's Bylaws and Articles of Incorporation, except that (a) any Director may resign; and (b) any Director may be removed only with cause, provided, however, such removal may be made only by the vote of three-fourths of the shares of capital stock of the Fund outstanding and entitled to vote thereupon, voting together, as a single class, at
any Annual or Special Meeting of S   tock    holders. In case a
vacancy shall for any reason exist, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been
elected by s   tock    holders. If, at any time, less than a majority
of the Directors holding office has been elected by the
s   tock    holders, the Directors then in office will promptly call a
s   tock    holders' meeting for the purpose of electing a Board of
Directors.
 The Fund's Board, which is currently composed of two interested and four non-interested Directors, met six times during the twelve months ended September 30, 1997. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. Each Director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served during the twelve months ended September 30, 1997.
 The Fund's Audit Committee is composed entirely of Directors who are not interested persons of the Fund or of FMR or its affiliates and normally meets twice a year, or as required, prior to meetings of the Board of Directors. Currently, Messrs. Edward H. Malone, Helmert Frans van den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members
of the    Audit     Committee. The Audit Committee oversees and
monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Fund (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended September 30, 1997, the Audit Committee held two meetings.
 The Fund's Nominating Committee is composed entirely of Directors who are not interested persons of the Fund or of FMR or its affiliates and meets as required, prior to meetings of the Board of Directors, to select the Independent Directors. Currently, Messrs. Edward H. Malone, Helmert Frans van den Hoven, Bertram H. Witham, Jr. and David L.
Yunich are members of the    Nominating     Committee. The
   Nominating     Committee is charged with the duties of periodically
reviewing the composition and compensation of the Board of Directors, proposing additional non-interested Directors, and monitoring the performance of legal counsel employed by the fund and the non-interested Directors. The Nominating Committee met once during the fiscal year ended September 30, 1997. The Nominating Committee will consider nominees recommended by Shareholders. Recommendations should
be submitted to the    Nominating     Committee in care of the
Secretary of the Fund.
    For the fiscal year ended September 30, 1997, the non-interested Directors of the Fund received aggregate fees and expenses equal to $52,365 in their capacity as directors of the Fund.
Current Directors of the Fund

Name (Age)+      Principal Occupation**                                          Director
                                                                                 Since

Helmert Frans    Former Member, Supervisory Board, Royal Dutch                   1994
van den Hoven    Petroleum Company (1984-1994); former Chairman,
K.B.E.           Supervisory Board, ABN/Amro Bank (1992-1994);
(75)             former Chairman, Unilever N.V. (1975-1984); former
                 Vice-Chairman, Unilever PLC (1975-1984); former
                 Chairman/Member of supervisory board of various
                 Dutch companies; Member, Supervisory Board,
                 Hunter Douglass (1984-present); Director of a
                 number of other funds in the Fidelity Group of
                 International Funds (1994-present); Director of
                 Fidelity Advisor Emerging Asia Fund, Inc.
                 (1994-present) and of    the     Fidelity Advisor World
                 Funds        (1995-present).

Edward H.        Former Trustee, Fidelity U.S.-registered open-end               1997
Malone           investment companies (1988-1996); former Trustee,
(73)             Rensselaer Polytechnic Institute (1979-1996) and
                 Prudential Savings Bank (1980-1987); former
                 Director, Allegheny Energy (1985-1997), GenRe Corp.
                 (1985-1997), Mattel Corp. (1984-1997) and
                 Corporate Property Investors (1985-1996); Member
                 of Advisory Board, Butler Capital Corp. and Unilever
                 "Progress" Pension Funds; former Member of
                 Advisory Board, Warburg Pincus Partnership Funds
                 (1984-1997); former Chairman, General Electric
                 Investment Co., and a Vice President, General Electric
                 Co. (1970-1986); Director of Fidelity Advisor
                 Emerging Asia Fund, Inc. (1997-present) and of    the
                 Fidelity Advisor World Funds (1997-present).

* Robert C.      Chairman and Director of FMR (1997   -present    );             1997
Pozen            President and Director of Fidelity Investments
(52)             Money Management, Inc. (1998   -present    ), Fidelity
                 Management & Research (U.K.) Inc.
                 (1997   -present    ), and Fidelity Management &
                 Research (Far East) Inc. (1997   -present    )   ; f    ormer
                 General Counsel, Managing Director, and Senior
                 Vice President of FMR Corp   . (1987-present);
                    T    rustee of other funds advised by FMR
                    (1997-present)    ; Director of Fidelity Advisor Emerging
                 Asia Fund, Inc. (1997-present) and of    the     Fidelity
                 Advisor World Funds (1997-present).

Name (Age)+      Principal Occupation**                                          Director
                                                                                 Since

David L. Yunich  Former Trustee, Fidelity U.S.-registered open-end               1994
(8   1    )      investment companies (1978-1990); former
                 consultant, W.R. Grace & Company (1977-1995);
                 former Director, New York Racing Association
                 (1977-1995); former Director, Prudential Insurance
                 Company of America (1955-1991);    former     Director,
                 River Bank America (1964-   1997    ); former Director,
                 W.R. Grace & Company (1977-1995); former
                 Director, NYNEX Corporation (1970-1990); Trustee,
                 Saratoga Performing Arts Center, Boy Scouts of
                 America, and Carnegie Hall; former President, Vice
                 Chairman and Director, R. H. Macy & Company
                 (1955-1978); Trustee, Fidelity Investments Charitable
                 Gift Fund (1992   -present    ); Director of Fidelity Advisor
                 Emerging Asia Fund, Inc. (1994-present) and of    the
                 Fidelity Advisor World Funds (1995-present).

*Edward C.       See Director nominees table.                                    1994
Johnson 3d
(68)


Bertram H.       See Director nominees table.                                    1994
Witham, Jr.
(79)


* An "interested person" of the Fund, as defined by the Investment Company Act of 1940.
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
+ Based on statements furnished to the Fund by each Director, no current Director beneficially owns any shares of the Fund.
 The following table sets forth information describing the compensation of each Director of the Fund for his services as a Director for the fiscal year ending September 30, 1997.
Compensation Table
Name of Director             Aggregate      Total
                             Compensation   Compensation
                             from the       from the Fund
                              Fund*          Complex**

Helmert Frans van den Hoven   $ 12,000       $ 2   5    ,000

Bertram H. Witham, Jr.        12,000         5   1    ,   00    0

David L. Yunich               12,000         2   5    ,000

Edward H. Malone                 7,333          25,00    0

Edward C. Johnson 3d ***      0              0

Robert C. Pozen ***           0              0

* Includes compensation paid to Directors by the Fund. The Fund's Directors do not receive any pension or retirement benefits from the Fund as compensation for their services as Directors of the Fund.
**    As defined in Item 22 of Schedule 14A of the Securities Exchange
Act of 1934.     Including the Fund, as of    August     3   1    ,
1998, there were    230     investment companies in the Fund Complex.
M   r.     Johnson    is     Director or Trustee of    230     of the
investment companies in the Fund Complex,    including     the Fund.
   Mr. Pozen is Director or Trustee of 28 of the investment companies
in the Fund Complex, including the Fund.     Messrs. van den Hoven,
Malone and Yunich are Directors of two investment companies in the Fund Complex, including the Fund. Mr. Witham is a Director or Trustee of four investment companies in the Fund Complex, including the Fund. Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996 by the open-end investment companies in the Fund Complex (the "Open-End Funds"), Messrs. Witham and Yunich, upon reaching age 72, became eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based upon their basic trustees fees and length of service as trustee for the Open-End Funds. During the year ended September 30, 1997, Messrs. Witham and Yunich received $50,000 in payments under that retirement program. Mr. Malone, upon retirement as a trustee for the Open-End Funds, deferred his accrued retirement benefits for his service as a trustee for the Open-End Funds under a deferred compensation plan. The obligation of the Open-End Funds to make such payments is not secured or funded.
*** Messrs. Johnson and Pozen, who are "interested persons" of the Fund, do not receive any compensation from the Fund or other investment companies in the Fund Complex for their services as Directors or Trustees, and are compensated by FMR.
Executive Officers of the Fund

Name (Age)          Position with Fund    Principal Occupation and
                    (beginning in)        Other Affiliations*

Edward C.           Director and          See Current Directors of the Fund
Johnson 3d          President             table.
(68)                (1994)

Robert C.           Director and Senior   See Current Director of the Funds
Pozen               Vice President        table.
(5   2    )         (1994)

   Robert H.        Vice President           Senior Vice President, Fidelity
   Auld             (199   7    )            Management & Research (Far East    )   , Inc.
(   52    )                                  (1997-present)); former Director of
                                             Research, Money Market Division, FMR
                                             Texas Inc. (1991-1997)    ; Vice President
                                          of Fidelity Advisor Emerging Asia Fund,
                                          Inc.    (1997-present).

Richard A.          Treasurer             Treasurer of the Fidelity Funds and an
Silver              (1997)                employee of FMR (1997   -present    )   ;
(5   1    )                                  f    ormer Executive Vice President, Fund
                                          Accounting & Administration, First
                                          Data Investor Services Group, Inc.
                                          (1996-1997)   ; f    ormer Senior Vice
                                          President and Chief Financial Officer,
                                          The Colonial Group, Inc.   ; f    ormer
                                          Chairman, Accounting/Treasurer's
                                          Committee, Investment Company
                                          Institute (1987-1993).

Eric D.             Secretary             Vice President and General Counsel of
Roiter              (1994)                FMR (1998); adjunct Member, Faculty
(5   0    )                               of Law, at Columbia University Law
                                          School (1996-1997)   ; f    ormer partner,
                                          Debevoise & Plimpton (1981-1997)   ;
                                                 former Assistant General Counsel, U.S.
                                          Securities and Exchange Commission
                                          (1979-1981).

Leonard M.          Assistant Treasurer   An employee of FMR (1994   -present    )   ;
Rush                (1997)                   f    ormer Chief Compliance Officer of FMR
(52)                                      Corp. (1993-1994); former Chief
                                          Financial Officer of Fidelity Brokerage
                                          Services, Inc. (1990-1993).

   Gregory T.       Assistant Secretary   An employee of    FMR Corp.
   Merz             (199   8    )            (1994-present); former Associate,
(3   9    )                                  Debevoise & Plimpton (1985-1993).

   John H.          Assistant Treasurer   Assistant Treasurer of all other
   Costello         (1994)                registered management investment
(5   2    )                               companies managed by FMR and an
                                          employee of FMR.


* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
2. TO RATIFY THE SELECTION OF PRICEWATERHOUSE   COOPERS     LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUND.
 By a unanimous vote of the Fund's Audit Committee, the firm of
Price   w    aterhouse   Coopers     LLP has been selected as
independent accountants for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission or any state. Pursuant to the Investment Company Act of 1940, such selection requires the ratification of
shareholders. Price   w    aterhouse   Coopers     LLP has advised the
Fund that it has no direct or material indirect ownership interest in the Fund.
 The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives
of Price   w    aterhouse   Coopers     LLP are not expected to be
present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgement of the persons therein designated.
S   TOCK    HOLDER PROPOSALS
 S   tock    holders wishing to submit proposals for inclusion in a
proxy statement for a subsequent s   tock    holder meeting should
send their written proposals by    April     22, 1999, to the
Secretary, 82 Devonshire Street, Boston, Massachusetts 02109.
By Order of the Board of Directors,

Eric D. Roiter, Secretary

FAK-   pxs-0998     CUSIP#315804104/Fund #603
1.707796.100
FIDELITY ADVISOR KOREA FUND, INC.,
PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d and Eric D. Roiter, or either of them, proxies of the undersigned, with full power of substitution to each, to vote all shares of Fidelity Advisor Korea Fund, Inc. as indicated above that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on November 18, 1998, at 1:00 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side but, if no instructions are given, this Proxy will be voted in favor of proposals 1 and 2 described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should indicate his or her title.
HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?







FAK-pxs-1198    cusip #315804104/fund #603

FIDELITY ADVISOR KOREA FUND, INC.
Mark box at right if an address change of comment has been noted on the revers side of this card.
Please be sure to sign and date this Proxy.

_________________________________________
Shareholder sign here

_________________________________________
Co-owner sign here

_________________________________________
Date
----------------------------------------------------------------------

1.  To elect Class I Directors.                      [  ] FOR all   [  ]      [  ]
                                                    nominees        WITHHOLD  For
     Edward C. Johnson 3d                                                     All
     Bertram H. Witham, Jr.                                                   Excep
                                                                              t
    NOTE:  IF YOU DO NOT WISH YOUR SHARES VOTED
    "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL
    EXCEPT" BOX AND STRIKE A LINE THROUGH THE
    NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR
    THE REMAINING NOMINEE.





2.   To ratify the selection of Price   w    aterhouseCoopers   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
     LLP as independent accountants of the Fund.




Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

Vote this proxy card today! Your prompt response will save Fidelity Advisor Korea Fund, Inc. tte expense of additional mailings.

Record Date Shares:
FAK-pxs-1198    cusip #315804104/fund #603